Ivy Funds

Supplement dated November 5, 2018 to the

Ivy Funds Statement of Additional Information

dated July 31, 2018

On November 1, 2018, shareholders of the series of the Ivy Funds (each series being a “Target Fund” and collectively, the “Target Funds”) set forth in the table below approved an Agreement and Plan of Reorganization (Plan), pursuant to which substantially all of the assets of each Target Fund were transferred to a corresponding series of the Ivy Funds set forth in the table below (each, an “Acquiring Fund”) in exchange for shares of the respective Acquiring Fund, and in complete liquidation of the respective Target Fund (each, a “Reorganization”).

Target Fund	Acquiring Fund
Ivy Global Income Allocation Fund	Ivy Asset Strategy Fund
Ivy Tax-Managed Equity Fund	Ivy Large Cap Growth Fund
Ivy LaSalle Global Risk-Managed Real Estate Fund	Ivy LaSalle Global Real Estate Fund
Ivy Micro Cap Growth Fund	Ivy Small Cap Growth Fund
Ivy European Opportunities Fund	Ivy International Core Equity Fund

Effective November 5, 2018, each Reorganization closed. As a result, each Target Fund has been reorganized out of existence and is no longer offered for investment. Accordingly, effective immediately, all references to the Target Funds are hereby removed from the Statement of Additional Information.

Supplement	Statement of Additional Information	1